Exhibit 10.39

                           RESTRICTED STOCK AGREEMENT





           THIS RESTRICTED STOCK AGREEMENT (the "Agreement") effective as of the

15th  day of August, 1995, by and between Applied Bioscience International Inc.,

a  Delaware  corporation having its principal executive offices  at  4350  North

Fairfax  Drive,  Suite  300,  Arlington, Virginia  22203  (the  "Company"),  and

John  H.  Timoney, an individual residing at 117 Leabrook Lane,  Princeton,  New

Jersey  08540 (the "Executive").


                                   WITNESSETH:



                     WHEREAS, the Executive is employed by the Company or one of its subsidiaries; and

             WHEREAS, the Company has adopted, through appropriate action of its

Board  of  Directors, the Applied Bioscience International Inc. Stock  Incentive

Program (1990) (the "Program"); and

                     WHEREAS, the Company has agreed to grant a Restricted Stock

Award to the Executive under the Program on the terms and conditions hereinafter set forth; and



             WHEREAS, subject to the terms and conditions of this Agreement, the

Executive agrees to accept a Restricted Stock Award of the Company.

                     NOW,  THEREFORE, in consideration of the promises  and  the mutual covenants hereafter contained, and other good and valuable consideration,

receipt  of  which  is  hereby acknowledged, the Company and  the  Executive  do mutually covenant and agree as follows:




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              1.      Subject to the terms and conditions hereinafter set forth,

the  Executive  is  hereby  granted a Restricted Stock  Award  of  Ten  Thousand

(10,000)  shares of Common Stock, par value $.01 per share, of the Company  (the

"Restricted  Stock").   The  Executive  shall  not  be  required  to   pay   any

consideration in exchange for the Restricted Stock.



           2.  (a)    A certificate representing the shares of Restricted  Stock granted  under  paragraph  1  hereof shall be registered  in  the  name  of  the

Executive  and deposited by him, together with stock powers endorsed  in  blank,

with  the  Company.   Subject  to subparagraphs (b),  (c)  and  (d)  below,  the

Executive's  right  to  receive such shares, and  the  Company's  obligation  to deliver such shares to the Executive or his legal representative, shall vest  at such  time  as the average closing price for the Company's Common  Stock  for  a period  of ten (10) consecutive trading days equals or exceeds $10.00 per  share

(based on the quoted closing price of the Company's Common Stock as reported  on the  NASDAQ  National  Market System). (The foregoing  is  referred  to  as  the

"Vesting Condition.")  Such calculation shall be appropriately adjusted for  any stock splits, dividends and similar events.  In the event that during the period commencing  on the date hereof and ending on December 31, 1997 (the  "Restricted

Period"),  the Executive's rights to the Restricted Stock have not vested,  then effective  as  of  December 31, 1997 all of the shares of the  Restricted  Stock granted hereunder, shall be automatically forfeited to the Company.



                       (b)      Subject to the terms and conditions hereof,  the

Executive shall have all the rights of a stockholder with respect to the  shares of  the  Restricted Stock granted hereunder, including, without limitation,  the

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right during the Restricted Period to vote and to receive any dividends declared with respect to such shares.



                       (c)      In  the event that during the Restricted Period,

there  shall  have been a change in control of the Company, as set forth  below,

then  the  Executive's  right to receive such shares of Restricted  Stock  shall automatically vest.  For purposes of this Agreement, a "change in control of the

Company" shall mean a change in control of a nature that would be required to be reported  in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"); provided that,  without  limitation, such a change in control shall  be  deemed  to  have occurred  if  (i)  any  "person" (as such term is used  in  Sections  13(d)  and

14(d)(2)  of  the Exchange Act) is or becomes the beneficial owner, directly  or indirectly,  of  securities  of the Company representing  50%  or  more  of  the combined  voting  power of the Company's then outstanding  securities;  or  (ii)

during any period of two consecutive years, individuals who at the beginning  of such  period  constitute the Board of Directors of the  Company  cease  for  any reason  to  constitute at least a majority thereof unless the election,  or  the nomination for election by the Company's shareholders, of each new director  was approved by a vote of at least two-thirds of the directors then still in  office who were directors at the beginning of the period.

                       (d)      Notwithstanding the foregoing, in the event that

during the Restricted Period the Executive's employment with the Company or  any subsidiary  or  affiliate of the Company is terminated (i)  voluntarily  at  the election  or the Executive or (ii) by the Company or any subsidiary or affiliate of  the Company for "cause" (as hereinafter defined), then all of the shares  of


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the  Restricted Stock shall be automatically forfeited to the Company.   Subject

to  satisfaction of the Vesting Condition, the rights of the Executive,  or  his legal  representative to receive the Restricted Stock shall not be  affected  by the  Executive's the death or disability,  or the Company's termination  of  the

Executive's employment (other than for "cause").



                       (e)     For the purposes of this Agreement, "cause" shall

mean  (i)  the Executive's conviction for any act or acts constituting a  felony under  the  laws  of  the  United  States, any  state  thereof  or  any  foreign jurisdiction; (ii) any material breach by the Executive of the policies  of  the

Company  or  any  subsidiary  of affiliate of the  Company,  including,  without limitation,  the willful and persistent (after written notice to the  Executive)

failure  of the Executive to comply with any lawful directives of the  Board  of

Directors  of  the  Company,  any chronic and unexcused,  absenteeism,  habitual insobriety  or  use of controlled substance; (iii) a course of  conduct  by  the

Executive   amounting  to  gross  neglect,  willful  misconduct  or   dishonesty

materially  affecting  the  Company's or any  subsidiary  or  affiliate  of  the

Company's  business or reputation; or (iv) any misappropriation of  property  of the  Company  or any subsidiary or affiliate of the Company by the Executive  or any misappropriation by the Executive of a corporate or business opportunity  of the  Company  or any subsidiary or affiliate of the Company that is  within  the scope  of  the business operations of the Company or any subsidiary or affiliate of  the Company, as then conducted, or as then proposed to be conducted pursuant to business plans of the Company which are known to the Executive.



           3.  During the Restricted Period and until the Vesting Condition  has been  satisfied,  the shares of Restricted Stock granted hereunder  may  not  be transferred,  assigned, pledged, hypothecated or encumbered, and  shall  not  be

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subject  to execution, attachment, garnishment or other similar legal processes.

Upon  any attempt to transfer, assign, pledge, hypothecate or otherwise encumber or  dispose of such shares of Restricted Stock, such shares shall immediately be forfeited to the Company.



           4.  (a)     No  purported sale, assignment, mortgage,  hypothecation,

transfer,  pledge,  encumbrance, gift, transfer in trust (voting  or  other)  or other  disposition of, or creation of a security interest in or lien on, any  of the  shares  of  Restricted  Stock by any holder thereof  in  violation  of  any provision of this Agreement will be valid, and the Company will not transfer any of said shares on its books nor will any of said shares be entitled to vote, nor will  any  dividends be paid thereon, unless and until there has been compliance

with   the  provisions  of  the  Program  and  this  Agreement.   The  foregoing

restrictions are in addition to and not in lieu of any other remedies, legal  or equitable, available to enforce said provisions.



                      (b)     Any waiver by any party of any rights hereunder as

to  any  transfer, will not, as to any future transfer of said  shares  (whether voluntary  or  by operation of law), discharge such shares from any restrictions contained in this Agreement.



           5.  Nothing  contained in this Agreement, nor  the  granting  of  the

Restricted Stock Award hereunder, shall be construed as giving the Executive  or any  other  person  any legal or equitable rights against  the  Company  or  any subsidiary or any director, officer, employee or agent thereof, except for those rights  as  are herein provided. Under no circumstances shall this Agreement  be construed  as  an express or implied contract of continuing employment  for  the

Executive, nor shall the Restricted Stock Award granted hereunder in any  manner

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obligate the Company, or any subsidiary or affiliate of the Company, to continue the employment of the Executive.


           6.  This  Agreement  incorporates the terms of the  Program  and  any modifications or amendments thereto.  The Executive acknowledges  receipt  of  a copy  of  the  Program  and agrees to be bound by all the terms  and  provisions thereof.  Any  inconsistency between this Agreement and  the  Program  shall  be resolved in favor of the Program.



                                  APPLIED BIOSCIENCE INTERNATIONAL INC.

                                  By:/s/ Stephen L. Waechter
                                     ---------------------------------
                                         Stephen L. Waechter
                                         Senior Vice President


                                  EXECUTIVE

                                    /s/ John H. Timoney
                                   ----------------------------------
                                        John H. Timoney